SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 21, 2006 (March 21, 2006)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

100 Endo Boulevard,
Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 21, 2006, the Registrant entered into an underwriting agreement related to the sale by selling stockholders of 10,510,108 shares of common stock pursuant to an automatic shelf registration statement on Form S-3 ASR (File No. 333-131115). The validity of the common stock was passed upon on the Registrant's behalf by Skadden Arps, Slate, Meagher & Flom LLP. A copy of such opinion is filed herewith as Exhibit 5.1 and is incorporated into the registration statement by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

5.1	Opinion of Skadden Arps, Slate, Meagher & Flom LLP, dated March 21, 2006, regarding the registration statement on Form S-3ASR filed by Endo Pharmaceuticals Holdings Inc. on January 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ Caroline B. Manogue
		Name:	Caroline B. Manogue
		Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: March 21, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Skadden Arps, Slate, Meagher & Flom LLP, dated March 21, 2006, regarding the registration statement on Form S-3ASR filed by Endo Pharmaceuticals Holdings Inc. on January 19, 2006.